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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-47861) and Form S-8 (Nos. 33-24621, 33-54577,
33-31812 and 33-63273) of Dell Computer Corporation of our report dated February 16, 1998 appearing on page 20 of this Form 10-K.


PRICE WATERHOUSE LLP



Austin, Texas
April 14, 1998